                          Van Kampen American Capital

                                  INCOME TRUST

                               Semi-Annual Report
                                 June 30, 1998

                            [ARTWORK APPEARS HERE]

                                  Van Kampen
                                     Funds

                               Table of Contents


Letter to Shareholders...............................................   1
Glossary of Terms....................................................   4
Performance Results..................................................   6
Portfolio of Investments.............................................   7
Statement of Assets and Liabilities..................................  15
Statement of Operations..............................................  16
Statement of Changes in Net Assets...................................  17
Financial Highlights.................................................  18
Notes to Financial Statements........................................  20

ACD SAR 8/98

                            Letter to Shareholders

                             [PHOTO APPEARS HERE]

                     Dennis J. McDonnell and Don G. Powell

July 27, 1998

Dear Shareholder,

  Recently, we decided to consolidate all Van Kampen American Capital mutual funds under the single name of Van Kampen Funds. This move accompanies the change in the legal name of our firm to Van Kampen Funds Inc. Consequently, your trust's name will be changing to Van Kampen Income Trust on August 28. You can be assured that the change in your Trust's name will not affect its management or daily operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your Trust or our new name, please contact your financial adviser.

Economic Review

  In the first six months of 1998, the U.S. economy continued to expand at a robust pace despite the deepening recession in Asia. For the first quarter alone, GDP growth was measured at 5.4 percent, a rate considered by many economists to be virtually unsustainable without leading to inflation. Despite the generally solid pace of economic activity, however, inflation remained benign. Consumer prices rose by only 1.17 percent over the six months through June, while producer prices actually declined over the same period. Falling commodity prices and a strong dollar helped offset the inflationary implications of a tight labor market and active consumer spending.

  Although the Federal Reserve Board declined to raise short-term interest rates during the period, minutes of the Central Bank's May policy meeting indicated a growing sentiment for tightening monetary policy in the event that the Asian financial crisis fails to moderate domestic economic growth. By the end of the reporting period, indications showed no increase in domestic growth for two consecutive months, while unemployment rose to 4.7 percent in June from a 28-year low in May.

  Domestic fixed-income securities benefited from a global "flight to quality" caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the year at 5.92 percent, the yield on the 30-year Treasury benchmark bond rose to over 6 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, U.S. bond prices surged, causing long-term government yields to fall to 5.62 percent by the end of the reporting period.

Portfolio Strategy

  The Van Kampen American Capital Income Trust invests in a portfolio comprised primarily of high-yield corporate bonds and U.S. government securities. At the end of the period, approximately 55.7 percent of the Trust's long-term investments were allocated to high-yield investments, and 42.4 percent were invested in Treasury and agency securities. As discussed in the economic review,


                                                           Continued on page two
                                       1

                           [PIE CHART APPEARS HERE]

Portfolio Composition by Credit Quality as of June 30, 1998*

BBB                                              0.5%
AAA, U.S. Govt. and Govt. Agency                42.4%
B                                               40.5%
BB                                               7.8%
Non-Rated                                        4.1%
Other                                            1.8%
CCC                                              2.9%

*  As a Percentage of Long-Term Investments
   Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


the 30-year Treasury declined in response to high demand for Treasuries in the wake of instability in Asia. As rates dropped, a flood of new issuance in the high-yield market followed. By the end of the period, the level of newly issued high-yield bonds was on track to break last year's record high. Although cash flows into high-yield investments continued to move at a record pace, the initial supply was met with decreased demand. As a result, the spread between high-yield bonds and Treasuries widened during the period, indicating that high-yield investments underperformed Treasuries at this time.

  The portfolio's allocation of high-yield securities and Treasuries represents our balanced approach to interest rate sensitivity; the high-yield component tended to move somewhat independently of interest rates, whereas the Treasury and agency securities in the portfolio worked to the Trust's advantage in this declining interest rate environment. If the Fed were to raise rates, which we expect is a possibility by the end of the year, we might decrease the Trust's Treasury position in favor of more high-yield investments.

  Examining the portfolio composition, we largely maintained the Trust's credit quality profile and our focus on B-rated bonds, which provide a yield advantage over higher-quality investments. We also made relatively few changes in the portfolio's sector exposure. Once again, media and cable companies dominated the new issues released during the period; accordingly, the consumer services sector, including several broadcasting companies, made up one of the largest sector positions in the portfolio. Another significant sector position, utilities, consisted primarily of telecommunications companies, which also benefited from increased investor interest in the new generation of communications created by the computer age. The remainder of the Trust's assets are invested in a diverse group of companies, which are carefully selected to allow the Trust to participate in a very strong economic environment.

Top Five Portfolio Industry Holdings by Sector*

                                                   As of
                                               June 30, 1998
Utilities                                          14.1%
Consumer Services                                  13.3%
Raw Materials/Processing Industries                 7.7%
Producer Manufacturing                              4.4%
Transportation                                      3.8%

*As a Percentage of Long-Term Investments

                                                         Continued on page three

Performance Summary

  For the six-month period ended June 30, 1998, the Trust generated a total return of 1.60 percent/1/ at market price and 5.65 percent/2/ at net asset value. This performance reflects a decrease in market price per common share from $8.00 on December 31, 1997 to $7.8125 on June 30, 1998, and includes reinvestment of dividends totaling $0.3225 per share. The dividend represents a distribution rate of 8.26 percent based on the closing common stock price on June 30, 1998. By comparison, the Lehman Brothers High Yield Index posted a total return of 4.50 percent for the same period, and the Lehman Brothers Government Index posted a 4.18 percent total return. These indices are broad-based, unmanaged measures that reflect the general performance of high yield bond securities and government securities. They do not include any commissions or fees that an investor would actually have to pay in order to purchase the securities it represents. Please refer to the chart on page six for additional performance numbers.

                           [BAR CHART APPEARS HERE]


Six-month Dividend History
For the Period Ended June 30, 1998
                                           Dividend

Dividend per
Common Share
------------
$.05375    $.05375     $.05375     $.05375     $.05375    $.05375

 Jan 98     Feb 98      Mar 98      Apr 98      May 98     Jun 98

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

Outlook

  Economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy -- not too hot, not too cold -- should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not temper economic activity enough to counteract the inflationary pressures building in the economy, we would expect the Fed to raise short-term interest rates by the end of the year. At that time, we might reposition the Trust's portfolio to more fully take advantage of a rising rate environment. Until then, we will continue to seek a balance between the Trust's total return and its dividend income, and look to add value through careful security selection. Thank you for your continued confidence and trust in Van Kampen.

Sincerely,


/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen Asset Management Inc.        Van Kampen Asset Management Inc.


                                                Please see footnotes on page six

                               Glossary of Terms

Basis point: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

Call feature: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

  A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

Coupon rate: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

Credit rating: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Services are two companies that assign bond credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of C.

Credit spread: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

Discount bond: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

Duration: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

Federal Reserve Board (the "Fed"): The governing body of the Federal Reserve
  System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

Inflation: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

Insured bond: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated.

   Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

Investment grade bonds: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

Market price: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

Net asset value (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of common shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Prerefunding: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

Premium bond: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

Yield spread: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

Zero coupon bonds: A corporate or debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

          Performance Results for the Six Months Ended June 30, 1998

                   Van Kampen American Capital Income Trust
                           NYSE Ticker Symbol -- ACD


Common Share Total Returns

Six-month total return based on market price/1/...........................       1.60%
Six-month total return based on NAV/2/....................................       5.65%

Distribution Rate

Distribution rate as a % of closing common stock price/3/.................       8.26%

Share Valuations

Net asset value...........................................................    $  8.18
Closing common stock price................................................    $7.8125
Six-month high common stock price (06/15/98)..............................    $8.3125
Six-month low common stock price (05/13/98)...............................    $7.5625


/1/ Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when sold, may be worth more or less than their original cost.

                           Portfolio of Investments
                           June 30, 1998 (Unaudited)

========================================================================================================

Par
Amount
in Local
Currency
(000)      Description                                          Coupon      Maturity        Market Value
--------------------------------------------------------------------------------------------------------
           Domestic Corporate Bonds  46.2%

           Consumer Distribution  2.7%
     500   Big 5 Corp., Ser B...............................    10.875%     11/15/07          $  515,000
     300   Iron Age Corp., 144A - Private Placement (b).....     9.875      05/01/08             300,750
     250   Pantry, Inc......................................    10.250      10/15/07             254,375
     239   Pantry, Inc......................................    12.500      11/15/00             259,315
   1,250   Pathmark Stores, Inc. (a)........................  0/10.750      11/01/03           1,053,125
     500   Pathmark Stores, Inc.............................    12.625      06/15/02             507,500
     500   Southern Foods Group LP,
           144A - Private Placement (b).....................     9.875      09/01/07             522,500
                                                                                              ----------
                                                                                               3,412,565
                                                                                              ----------
           Consumer Durables  1.6%
     900   Aetna Industries, Inc............................    11.875      10/01/06             976,500
     500   MCII Holdings USA, Inc. (a)......................  0/12.000      11/15/02             473,750
     300   Venture Holdings, Inc., Ser B....................     9.500      07/01/05             304,500
     200   Venture Holdings, Inc............................     9.750      04/01/04             201,500
                                                                                              ----------
                                                                                               1,956,250
                                                                                              ----------
           Consumer Non-Durables  2.4%
     850   Consoltex Group, Inc., Ser B.....................    11.000      10/01/03             898,875
     510   Curtice-Burns Foods, Inc.........................    12.250      02/01/05             559,725
     800   Del Monte Corp.,
           144A - Private Placement (a) (b).................  0/12.500      12/15/07             524,000
     250   Galey & Lord, Inc................................     9.125      03/01/08             241,250
     500   Outsourcing Services Group,
           144A - Private Placement (b).....................    10.875      03/01/06             515,000
     250   UDC Homes Inc., Ser B............................    12.500      05/01/00             256,250
                                                                                              ----------
                                                                                               2,995,100
                                                                                              ----------

           Consumer Services  10.3%
   1,000   Booth Creek Ski Holdings, Inc., Ser B............    12.500      03/15/07           1,087,500
     250   Booth Creek Ski Holdings, Inc.,
           144A - Private Placement (b).....................    12.500      03/15/07             271,875
     250   Busse Broadcasting Corp..........................    11.625      10/15/00             267,500



                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

=====================================================================================
Par
Amount
in Local
Currency                                                                       Market
(000)      Description                                 Coupon   Maturity        Value
-------------------------------------------------------------------------------------
           Consumer Services  (Continued)
      750  Capstar Broadcasting Partners (a).......  0/12.750%  02/01/09  $   573,750
      600  Casino Magic--Louisiana Corp., Ser B....    13.000   08/15/03      702,000
      500  Echostar Communications Corp. (a).......  0/12.875   06/01/04      488,750
    1,250  Frontiervision Holdings LP (a)..........  0/11.875   09/15/07      990,625
      500  Hollywood Casino Corp...................    12.750   11/01/03      547,500
      500  Hollywood Theaters, Inc.................    10.625   08/01/07      520,000
      250  Horseshoe Gaming LLC, Ser B.............     9.375   06/15/07      267,500
    1,000  IHF Holdings, Inc. (a)..................  0/15.000   11/15/04      752,500
      250  NTL, Inc., Ser A (a)....................  0/12.750   04/15/05      220,625
    1,000  NTL, Inc., Ser B (a)....................  0/11.500   02/01/06      817,500
    1,225  Majestic Star Casino L.L.C..............    12.750   05/15/03    1,341,376
    1,000  Marcus Cable Co (a).....................  0/14.250   12/15/05      932,500
    1,000  Park & View, Inc.,
           144A - Private Placement (b)............    13.000   05/15/08      990,000
      375  Premier Parks, Inc......................     9.250   04/01/06      387,188
      500  SFX Broadcasting, Inc., Ser B...........    10.750   05/15/06      555,000
      500  Tele-Communications, Inc................     9.250   01/15/23      583,185
      500  United International Hldgs, Ser B (a)...  0/10.750   02/15/08      311,250
      250  Young America Corp,
           144A - Private Placement (b)............    11.625   02/15/06      251,250
                                                                          -----------
                                                                           12,859,374
                                                                          -----------
           Energy 1.6%
      500  Hurricane Hydrocarbons,
           144A - Private Placement (b)............    11.750   11/01/04      490,000
      500  KCS Energy, Inc., Ser B.................    11.000   01/15/03      537,500
      500  Kelley Oil & Gas Partners...............     7.875   12/15/99      492,500
      200  Moll Industries, 144A - Private
           Placement (b)...........................    10.500   07/01/08      204,000
      325  Petroleum Heat & Power, Inc.............    12.250   02/01/05      322,563
                                                                          -----------
                                                                            2,046,563
                                                                          -----------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

========================================================================================
Par
Amount
in Local
Currency                                                                          Market
(000)      Description                                     Coupon   Maturity       Value
----------------------------------------------------------------------------------------
           Finance 1.9%
    1,250  Americo Life, Inc. (f)......................     9.250%  06/01/05  $1,287,500
      750  Americredit Corp............................     9.250   02/01/04     765,000
      250  Superior National Capital Trust I...........    10.750   12/01/17     268,750
                                                                              ----------
                                                                               2,321,250
                                                                              ----------
           Healthcare 1.4%
      500  Maxxim Medical, Inc.........................    10.500   08/01/06     545,000
      550  Oxford Health Plans,
           144A - Private Placement (b)................    11.000   05/15/05     566,500
    1,000  Paragon Health Networks (a).................  0/10.500   11/01/07     667,500
                                                                              ----------
                                                                               1,779,000
                                                                              ----------
           Producer Manufacturing 4.2%
      500  Communications Instruments, Ser B...........    10.000   09/15/04     512,500
      200  Compass Aerospace Corp.,
           144A - Private Placement (b)................    10.125   04/15/05     204,000
      250  Eagle-Picher Industries,
           144A - Private Placement (b)................     9.375   03/01/08     251,875
      750  GS Technologies Operating, Inc..............    12.000   09/01/04     813,750
      810  IMO Industries, Inc.........................    11.750   05/01/06     913,275
      250  Interlake Corp..............................    12.000   11/15/01     271,250
    1,000  Interlake Corp..............................    12.125   03/01/02   1,032,500
      500  International Knife & Saw, Inc..............    11.375   11/15/06     543,750
      250  Kevco, Inc..................................    10.375   12/01/07     260,625
      250  Waxman Industries, Inc., Ser B (a)..........  0/12.750   06/01/04     236,250
      250  W. R. Carpenter North America...............    10.625   06/15/07     263,750
                                                                              ----------
                                                                               5,303,525
                                                                              ----------
           Raw Materials/Processing Industries 7.1%
    1,000  Acetex Corp.................................     9.750   10/01/03   1,030,000
      250  American Architecture Products..............    11.750   12/01/07     515,000
      250  American Pacific Corp.,
           144A - Private Placement (b)................     9.250   03/01/05     258,750
      500  Doe Run Resources Corp.,
           144A - Private Placement (b)................    11.250   03/15/05     505,000

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

================================================================================================
Par
Amount
in Local
Currency                                                                                  Market
(000)      Description                                         Coupon     Maturity         Value
------------------------------------------------------------------------------------------------
           Raw Materials/Processing Industries  (Continued)
     500   Dyersburg Corp., Ser B........................       9.750%    09/01/07    $  480,000
     250   Hydromchem Industrial Service, Ser B..........      10.375     08/01/07       255,000
     750   Insilco Corp..................................      10.250     08/15/07       787,500
   1,000   Northland Cable Television....................      10.250     11/15/07     1,070,000
     500   Pioneer Americas Acquisition, Ser B...........       9.250     06/15/07       386,100
   1,000   Printpack, Inc., Ser B........................      10.625     08/15/06     1,050,000
     750   Radnor Holdings Corp., Ser B..................      10.000     12/01/03       783,750
     500   Scoville Fasteners, Inc., Ser B...............      11.250     11/30/07       516,250
     667   United Stationers Supply Co...................      12.750     05/01/05       760,380
     450   WHX Corp......................................      10.500     04/15/05       452,250
                                                                                      ----------
                                                                                       8,849,980
                                                                                      ----------
           Technology  1.0%
   1,000   Crown Castle International Corp.(a)..........     0/10.625     11/15/07       685,000
     500   Dictaphone Corp...............................      11.750     08/01/05       505,000
                                                                                      ----------
                                                                                       1,190,000
                                                                                      ----------
           Transportation  2.1%
     200   Atlas Air, Inc., 144A - Private Placement(b).        9.250     04/15/08       199,500
     500   Atlas Air, Inc................................      10.750     08/01/05       535,000
   1,000   Greyhound Lines Inc., Ser B...................      11.500     04/15/07     1,112,500
     250   Moran Transportation Co.......................      11.750     07/15/04       276,250
     250   Sea Containers Ltd., Ser B....................      12.500     12/01/04       278,750
     200   Trans World Airlines..........................      11.500     12/15/04       210,500
                                                                                      ----------
                                                                                       2,612,500
                                                                                      ----------
           Utilities  9.9%
     250   Crown Central Petroleum.......................      10.875     02/01/05       264,375
      55   GST Telecommuncations, Inc.,
           144A - Private Placement(a)(b)..............      0/13.875     12/15/05        71,500
     940   GST USA, Inc.(a).............................     0/13.875     12/15/05       763,750
   1,040   Intermedia Communication,
           144A - Private Placement(b)..................        8.600     06/01/08     1,055,600


                                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

===================================================================================================
Par
Amount
in Local
Currency                                                                                     Market
(000)      Description                                         Coupon       Maturity          Value
---------------------------------------------------------------------------------------------------
           Utilities  (Continued)
     500   Metronet Communications,
           144A - Private Placement(a)(b)..................    0/9.950%     06/15/08    $   312,500
     250   Metronet Communications.........................     12.000      08/15/07        282,500
     400   MJD Communications, Inc.,
           144A - Private Placement(b).....................      9.500      05/01/08        410,000
     500   NTL, Inc., 144A - Private Placement(a)(b).......    0/9.750      04/01/08        322,500
     500   Optel, Inc., 144A - Private Placement(b)(e).....     11.500      07/01/08        502,500
     500   Optel, Inc., Ser B..............................     13.000      02/15/05        545,000
     500   Pegasus Communications, Ser B...................      9.625      10/15/05        515,000
     500   Pinnacle Hldgs, Inc.,
           144A - Private Placement(a)(b)..................   0/10.000      03/15/08        328,750
   1,000   Price Communications Cellular Unit, Ser B(a)....   0/13.500      08/01/07        702,500
   1,250   Price Communications Wireless, Inc..............     11.750      07/15/07      1,375,000
     175   Primus Telecommunications Group.................     11.750      08/01/04        186,375
     500   Primus Telecommunications Group,
           144A - Private Placement(b).....................      9.875      05/15/08        492,500
   1,000   PSINET, Inc., Ser B.............................     10.000      02/15/05      1,017,500
   1,000   RSL Communications PLC,
           144A - Private Placement(a)(b)..................   0/10.125      03/01/08        595,000
     700   Rural Cellular Corp.,
           144A - Private Placement(b).....................      9.625      05/15/08        696,500
     250   SBA Communications Corp,
           144A - Private Placement(a)(b)..................   0/12.000      03/01/08        158,750
   1,000   Spectrasite Hldgs, Inc.,
           144A - Private Placement(a)(b)..................   0/12.000      07/15/08        555,000
   1,000   Startec Global Communications,
           144A - Private Placement(b).....................     12.000      05/15/08        975,000
     500   Triton Communications LLC,
           144A - Private Placement(a)(b)..................   0/11.000      05/01/08        282,500
                                                                                        -----------
                                                                                         12,410,600
                                                                                        -----------
                       Total Domestic Corporate Bond 46.2%..........................     57,736,707
                                                                                        -----------


                                                                  See Notes to Financial Statements


                           June 30, 1998 (Unaudited)

===================================================================================================
Par
Amount
in Local
Currency                                                                                     Market
(000)        Description                                              Coupon   Maturity       Value
---------------------------------------------------------------------------------------------------
             Foreign Bonds and Debt Securities  7.9%
             Bermuda  0.6%
   750       Pegasus Shipping Hellas,
             144A - Private Placement (US $)(b)..........             11.875%  11/15/04  $  761,250
                                                                                          ---------
             Brazil  1.1%
   500       Globo Communications Partnership,
             144A - Private Placement (US $)(b)..........             10.625   12/05/08     445,000
   500       Mrs Logistica SA, Ser B,
             144A - Private Placement (US $)(b)..........             10.625   08/15/05     430,000
   500       Multicanal Participacoes, Ser B (US $)......             12.625   06/18/04     507,500
                                                                                          ---------
                                                                                          1,382,500
                                                                                          ---------
             Canada  0.7%
   500       Fonorola, Inc. (US $).......................             12.500   08/15/02     553,750
   400       Pacalta Resources Ltd. (US $)...............             10.750   06/15/04     409,000
                                                                                          ---------
                                                                                            962,750
                                                                                          ---------
             China  0.7%
   1,000     Cathay International, LTD,
             144A - Private Placement (US $)(b)..........             13.000   04/15/08     860,000
                                                                                          ---------
             Israel  0.1%
   300       Barak I.T.C., Ser B (US $)(a)(b)............           0/12.500   11/15/07     176,250
                                                                                          ---------
             South Korea  0.1%
   200       Republic of Korea (US $)....................              8.750   04/15/03     189,500
                                                                                          ---------
             Luxembourg  0.6%
   1,000     Millicom International Cellular (US $)(a)...           0/13.500   06/01/06     772,500
                                                                                          ---------
             Mexico  1.1%
   250       Grupo Industrial Durango (US $).............             12.625   08/01/03     270,000
   500       Grupo Televisa SA (US $)(a).................           0/13.250   05/15/08     407,500
   500       Satelites Mexicanos SA,
             144A - Private Placement (US $)(b)..........             10.125   11/01/04     490,000
   250       Vicap SA, 144A - Private
             Placement (US $)(b).........................             11.375   05/15/07     260,000
                                                                                          ---------
                                                                                          1,427,500
                                                                                          ---------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

===================================================================================================
Par
Amount
in Local
Currency                                                                                     Market
(000)      Description                               Coupon          Maturity                 Value
---------------------------------------------------------------------------------------------------
           Netherlands  0.4%
     750   Netia Holdings BV, Ser B (US $)(a).......  0/11.250%      11/01/07           $   500,625
                                                                                        -----------

           Sweden  0.4%
     500   Stena AB (US $)..........................   10.500        12/15/05               545,000
                                                                                        -----------
           United Kingdom  2.1%
     300   Cenargo International, PLC,
           144A - Private Placement (US $)(b).......    9.750        06/15/08               297,000
   1,000   Diamond Cable Co. (US $)(a).............. 0/13.250        09/30/04               945,000
     750   Esprit Telecom Group, PLC,
           144A - Private Placement (US $)(b).......   10.875        06/15/08               746,250
     250   Esprit Telecom Group, PLC (US $).........   11.500        12/15/07               258,125
     500   Telewest PLC (US $)(a)................... 0/11.000        10/01/07               412,500
                                                                                        -----------
                                                                                          2,658,875
                                                                                        -----------
               Total Foreign Bonds and Debt Securities.........................          10,236,750
                                                                                        -----------
           U.S. Government and Government Agency Obligations  41.3%
   5,000   Federal Farm Credit Banks
           Medium Term Note.........................    6.375          08/06/07           5,150,000

   5,077   Government National Mortgage
           Association Pool.........................    7.500    07/15/23 - 08/15/23      5,222,433

   4,782   Government National Mortgage
           Association Pool.........................    8.000    03/15/17 - 10/15/22      4,968,671

   1,831   Government National Mortgage
           Association Pool.........................    8.500    01/15/23 - 12/15/24      1,934,742

   3,301   Government National Mortgage
           Association Pool.........................    9.000    05/15/16 - 12/15/24      3,554,009

     733   Government National Mortgage
           Association Pool.........................   9.500     11/15/09 - 06/15/19        802,081

   2,500   U.S. T-Bonds.............................   7.250           05/15/16           2,930,075
   3,000   U.S. T-Bonds.............................   7.500           11/15/16           3,601,590
  11,500   U.S. T-Bonds.............................   8.875           02/15/19          15,848,955
   7,000   U.S. T-Notes.............................   7.000           07/15/06           7,647,640
                                                                                        -----------
               Total U.S. Government and
               Government Agency Obligations....................................         51,660,196
                                                                                        -----------

                                                                  See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

==========================================================================================
Description                                                                   Market Value
------------------------------------------------------------------------------------------
Equities  1.7%
American Telecasting, Inc. (250 Common Stock Warrants) (c)................    $      2,500
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock Warrants) (c).....             833
Metronet Communications (250 Common Stock Warrants) (c)...................          10,250
Nextlink Communications (11,086 Preferred Shares) (c) (d).................         662,389
Optel, Inc. (500 Common Shares) (c).......................................           1,000
Price Communications (3,440 Common Stock Warrants) (c)....................           1,720
Signature Brand (500 Common Stock Warrants) (c)...........................          10,950
Supermarkets General Holdings Corp. (26,550 Preferred Shares)(c) (d)......         796,500
Time Warner, Inc. (597 Preferred Shares) (c)..............................         667,147
                                                                              ------------
Total Equities............................................................       2,153,289
                                                                              ------------
Total Long-Term Investments  97.1%
     (Cost $117,075,769)..................................................     121,786,942

Repurchase Agreement  2.0%
     BA Securities ($2,510,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on
     07/01/98 at $2,510,422)..............................................       2,510,000
                                                                              ------------

Total Investments  99.1%
     (Cost $119,585,769)..................................................     124,296,942
Other Assets in Excess of Liabilities  0.9%...............................         699,286
                                                                              ------------
Net Assets  100.0%........................................................    $124,996,228
                                                                              ------------

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c)  Non-Income producing security.

(d)  Payment-in-kind security.

(e)  Securities purchased on a when issued or delayed delivery basis.

(f) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $119,585,769)...............................  $124,296,942
Interest Receivable.................................................     2,135,510
Other...............................................................        88,432
                                                                      ------------
     Total Assets...................................................   126,520,884
                                                                      ------------
Liabilities:
Payables:
  Investments Purchased.............................................     1,334,444
  Income Distributions..............................................        70,412
  Investment Advisory Fee...........................................        66,847
  Administrative Fee................................................        10,284
  Affiliates........................................................         9,753
  Custodian Bank....................................................           137
Trustees' Deferred Compensation and Retirement Plans................        21,308
Accrued Expenses....................................................        11,471
                                                                      ------------
     Total Liabilities..............................................     1,524,656
                                                                      ------------
Net Assets..........................................................  $124,996,228
                                                                      ============
Net Assets Consist of:
Common Shares (no par value with unlimited shares authorized,
  15,290,019 shares issued and outstanding).........................  $141,133,309
Net Unrealized Appreciation.........................................     4,711,173
Accumulated Undistributed Net Investment Income.....................       314,056
Accumulated Net Realized Loss.......................................   (21,162,310)
                                                                      ------------
Net Assets..........................................................  $124,996,228
                                                                      ============
Net Asset Value Per Common Share
  ($124,996,228 divided by 15,290,019 shares outstanding)...........  $       8.18
                                                                      ============

                                               See Notes to Financial Statements

                            Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)

================================================================================

Investment Income:
Interest....................................................  $5,504,828
Dividends...................................................      76,789
                                                              ----------
     Total Income...........................................   5,581,617
                                                              ----------
Expenses:
Investment Advisory Fee.....................................     402,368
Administrative Fee..........................................      61,903
Shareholder Services........................................      13,512
Legal.......................................................       7,812
Trustees' Fees and Expenses.................................       3,688
Custody.....................................................       2,810
Other.......................................................      57,800
                                                              ----------
     Total Expenses.........................................     549,893
                                                              ----------
Net Investment Income.......................................  $5,031,724
                                                              ==========
Realized and Unrealized Gain/Loss:
Net Realized Gain...........................................  $  660,453
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,558,549
  End of the Period.........................................   4,711,173
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,152,624
                                                              ----------
Net Realized and Unrealized Gain............................  $1,813,077
                                                              ==========
Net Increase in Net Assets From Operations..................  $6,844,801
                                                              ==========

                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets
                           For the Six Months Ended

        June 30, 1998 and the Year Ended December 31, 1997 (Unaudited)

==================================================================================================
                                                              Six Months Ended          Year Ended
                                                                 June 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.........................................    $  5,031,724        $ 10,138,473
Net Realized Gain.............................................         660,453           2,352,790
Net Unrealized Appreciation
  During the Period...........................................       1,152,624             442,703
                                                                  ------------        ------------
Change in Net Assets from Operations..........................       6,844,801          12,933,966
Distributions from Net Investment Income......................      (4,930,835)        (11,047,048)
                                                                  ------------        ------------
Net Change in Net Assets from Investment Activities...........       1,913,966           1,886,918

Net Assets:
Beginning of the Period.......................................     123,082,262         121,195,344
                                                                  ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $314,056 and $213,167 respectively)....    $124,996,228        $123,082,262
                                                                  ============        ============

                                               See Notes to Financial Statements

                             Financial Highlights
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

===============================================================================================================
                                              Six Months Ended               Year Ended December 31,
                                                 June 30, 1998         1997        1996       1995         1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value:
  Beginning of the Period...................           $ 8.050      $ 7.926     $  7.94    $  7.28      $  8.15
                                                       -------      -------     -------    -------      -------
  Net Investment Income.....................              .329         .663        .658        .65          .65
  Net Realized and
     Unrealized Gain/Loss...................              .118         .183       (.011)      .655       (.8577)
                                                       -------      -------     -------    -------      -------
Total from Investment Operations............              .447         .846        .647      1.035       (.2077)
                                                       -------      -------     -------    -------      -------
Less:
  Distributions from Net
     Investment Income......................              .322         .722        .661       .645        .6623

  Distributions from Net
     Realized Gains.........................                --           --          --         --           --
                                                       -------      -------     -------    -------      -------
Total Distributions.........................              .322         .722        .661       .645       (.6623)
                                                       -------      -------     -------    -------      -------
Net Asset Value, End of the Period..........           $ 8.175      $ 8.050     $ 7.926    $  7.94      $  7.28
                                                       =======      =======     =======    =======      =======
Market Price Per Share at End of
   the Period...............................           $7.8125      $ 8.000     $ 7.500    $ 7.250      $ 6.500

Total Investment Return at Market
   Price (a)(c).............................              1.60%*      16.97%      12.95%     21.83%       (8.06%)

Total Return at Net Asset Value (b)(c)......              5.65%*      11.32%       8.61%     19.13%       (2.08%)

Net Assets at End of the Period
   (In millions)...........................            $ 125.0      $ 123.1     $ 121.2    $ 121.4     $ 111.4

Ratio of Operating Expenses to
   Average Net Assets (b)..................                .89%         .91%       1.00%       .94%         .96%

Ratio of Net Investment Income to
   Average Net Assets......................               8.13%        8.32%       8.40%      8.50%        7.94%

Portfolio Turnover.........................                 32%*         55%         36%        34%          45%

  *  Non-Annualized

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c)  Prior to fiscal year end 1992, this was not a required disclosure.

                              Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

================================================================================

Year Ended December 31,
----------------------------------------------------------
   1993         1992        1991         1990         1989
----------------------------------------------------------
 $ 7.85      $  7.70      $ 6.66      $  7.90      $  9.06
 ------      -------      ------      -------      -------
    .78         .845         .88         .974         1.06


   .285        .1625        1.05       (1.242)      (1.116)
 ------      -------      ------      -------      -------

  1.065       1.0075        1.93        (.268)       (.056)
 ------      -------      ------      -------      -------


   .765        .8575         .89         .972        1.078

x
     --           --          --           --         .026
 ------      -------      ------      -------      -------
   .765        .8575         .89         .972        1.104
 ------      -------      ------      -------      -------
 $ 8.15      $  7.85      $ 7.70      $  6.66      $  7.90
 ======      =======      ======      =======      =======

 $7.750      $ 7.625      $7.375      $ 5.625      $ 7.500

  11.82%       15.22%         --           --           --
  14.36%       13.61%         --           --           --

 $124.7      $ 119.6      $116.3      $ 100.6      $ 119.4

   1.00%         .99%       1.03%        1.00%         .97%

   8.99%       10.71%      12.11%       13.25%       12.18%
     53%          54%         50%          29%          20%


                                      19       See Notes to Financial Statements

                         Notes to Financial Statements
                           June 30, 1998 (Unaudited)

===============================================================================

1. Significant Accounting Policies
Van Kampen American Capital Income Trust (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income through investing in a portfolio of debt securities.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At June 30, 1998, debt securities rated below investment grade and comparable unrated securities represented approximately 55% of the long-term investment portfolio.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or

                           June 30, 1998 (Unaudited)

===============================================================================

transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $20,007,721 which will expire between December 31, 1998 and December 31, 2003. Of this amount, $7,854,715 will expire on December 31, 1998. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $119,585,769, the aggregate gross unrealized appreciation is $5,658,419 and the aggregate gross unrealized depreciation is $947,246, resulting in net unrealized appreciation of $4,711,173.

E. Distribution of Income and Gains--The Fund declares and pays monthly dividends from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

                           June 30, 1998 (Unaudited)

===============================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .65% of the average weekly net assets of the Fund. In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Fund's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average weekly net assets of the Fund. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Fund's portfolio and providing certain services to shareholders.

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $24,300 representing Van Kampen's cost of providing accounting services to the Fund.
     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,439,659 and $39,503,294, respectively.

                               Van Kampen Funds

EQUITY FUNDS

Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value
International/Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American
FIXED-INCOME FUNDS
Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income
Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income
Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at www.van-kampen.com--to view prospectuses, select
     Investors' Place, then Download a Prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
     (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting www.van-kampen.com and selecting Investors' Place

                   Van Kampen American Capital Income Trust


Board of Trustees

David C. Arch
Rod Dammeyer
Howard J Kerr
Dennis J. McDonnell*--Chairman
Steven Muller
Theodore A. Myers
Don G. Powell*
Hugo F. Sonnenschein
Wayne W. Whalen

Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
 Vice President


Investment Adviser

Van Kampen
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02105

Shareholder Servicing Agent

Boston EquiServe LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Ernst & Young LLP
1221 McKinney Suite 2400
Houston, Texas 77010

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1998
     All rights reserved.

/SM/ denotes a service mark of
     Van Kampen Funds Inc.



               Inquiries about an investor's account should be
                    referred to the fund's transfer agent:

                              Boston EquiServe LP
                                 P.O. Box 8200
                       Boston, Massachusetts 02266-8200
                           Telephone: (800) 821-1238

                               Alaska and Hawaii
                         Call Collect: (781) 575-2000

                   Ask for closed end fund account services

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                                                                ------------
                                                                 Bulk Rate
                                                                U.S. Postage
                                                                    PAID
                                                                 VAN KAMPEN
                                                                   FUNDS
                                                                ------------

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181